EXHIBIT 10.4

AMENDMENT 2011-1

TO THE

AMENDED AND RESTATED

ARAMARK SAVINGS INCENTIVE RETIREMENT PLAN

AMENDMENT 2011-1 to the Amended and Restated ARAMARK Savings Incentive Retirement Plan (the “Plan”) by ARAMARK Corporation (the “Company”).

WHEREAS, the Company maintains the Plan for the benefit of its eligible employees and now wishes to amend the Plan.

NOW, THEREFORE, effective January 1, 2012, the Plan is hereby amended as follows:

Section 1.1 of the Plan is hereby amended to replace the definition of “Compensation” with the following:

“Compensation means, for any Eligible Employee for any Plan Year, such Eligible Employee’s annual base salary, sales commissions, paid time off for vacations, holidays and sick leave, overtime and shift differentials and salary deferrals under the ARAMARK 2005 Deferred Compensation Plan (excluding pay allowances, deferred compensation, bonuses and related benefits) earned from the Company and paid to the Employee, computed before reduction of Salary Deferrals under Section 3.1 of this Plan.”

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date indicated below.

ARAMARK CORPORATION

By:	/s/ VALERIE R. WANDLER
Date:	November 16, 2011